Exhibit 10.2

EXECUTION COPY

ASSIGNMENT AND ASSUMPTION AGREEMENT

(TSA)

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), is made and entered into on May 17, 2019, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“JPMCB”), and CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (“Chase USA”).

W I T N E S S E T H:

WHEREAS, Chase USA, as servicer (the “Servicer”), account owner (the “Account Owner”), and administrator (the “Administrator”), Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as transferor (the “Transferor”), Chase Issuance Trust, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), and Wells Fargo Bank, National Association, a national banking association, as indenture trustee (the “Indenture Trustee”) and collateral agent (the “Collateral Agent”), are parties to the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016 (the “Master Transfer and Servicing Agreement”), as amended, supplemented or otherwise modified by the Assignments of Receivables in Additional Accounts listed on Schedule A hereto (the “Assignments”) and the Reassignments of Receivables in Removed Accounts listed on Schedule B hereto (the “Reassignments” and, together with the Assignments and the Master Transfer and Servicing Agreement, the “Transfer and Servicing Agreement”);

WHEREAS, subsection 7.02(a) of the Transfer and Servicing Agreement provides that the Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless: (i) the surviving entity is a corporation or a national banking association organized and existing under the laws of the United States of America or any state thereof or the District of Columbia or is a special purpose entity whose powers and activities are limited, (ii) such entity expressly assumes, by an agreement supplemental to the Transfer and Servicing Agreement, executed and delivered to the Transferor, the Owner Trustee, the Indenture Trustee and the Collateral Agent, in form satisfactory to the Owner Trustee, the Indenture Trustee and the Collateral Agent, the performance of every covenant and obligation of the Servicer thereunder; (iii) the Servicer shall have delivered to the Transferor, the Owner Trustee, the Indenture Trustee and the Collateral Agent an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale of the properties and assets of the Servicer complies with Section 7.02 of the Transfer and Servicing Agreement and that all conditions precedent therein provided for relating to such transaction have been complied with; and (iv) the Servicer shall have given the Note Rating Agencies notice of such consolidation, merger, conveyance, transfer or sale of the properties and assets of the Servicer;

WHEREAS, subsection 7.02(b) of the Transfer and Servicing Agreement provides that the Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer;

WHEREAS, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated January 24, 2019, by and between JPMCB and Chase USA, at the Effective Time (as defined below), Chase USA shall be merged with and into JPMCB under the laws of the United States (the “Merger”), and the separate existence of Chase USA shall cease and JPMCB shall continue as the surviving bank after the Merger;

WHEREAS, JPMCB (i) is a national banking association organized and existing under the laws of the United States of America, (ii) expressly assumes, pursuant to this Agreement, the performance of every covenant and obligation of the Servicer under the Transfer and Servicing Agreement; and (iii) is an Eligible Servicer;

WHEREAS, the Servicer has given the Note Rating Agencies notice of the Merger and has delivered to the Transferor, the Owner Trustee, the Indenture Trustee and the Collateral Agent an Officer’s Certificate and an Opinion of Counsel each stating that the Merger complies with Section 7.02 of the Transfer and Servicing Agreement and that all conditions precedent therein provided for relating to such transaction have been complied with;

WHEREAS, in connection with the Merger and pursuant to Section 7.02 of the Transfer and Servicing Agreement, Chase USA wishes to assign all of its obligations and rights as Servicer, Account Owner and Administrator under the Transfer and Servicing Agreement and the other Transaction Documents (as defined below) to JPMCB, and JPMCB wishes to assume all of Chase USA’s obligations and rights as Servicer, Account Owner and Administrator under the Transfer and Servicing Agreement and the other Transaction Documents;

WHEREAS, JPMCB is willing to accept such assignment subject to the terms and conditions hereof; and

WHEREAS, based on the foregoing, all conditions precedent to the execution of this Agreement have been complied with.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, in consideration of the terms and conditions hereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned do hereby agree as follows:

Section 1. Definitions.

(a) Capitalized terms used herein and not otherwise defined herein shall have their respective meanings in the Transfer and Servicing Agreement.

(b) “Effective Time” shall mean 12:01 a.m. on May 18, 2019.

(c) “Transaction Documents” shall mean the Transfer and Servicing Agreement and each other document listed on Annex A hereto.

Section 2. Assignment and Assumption. Chase USA hereby assigns to JPMCB, and JPMCB hereby assumes and agrees to perform, every covenant and obligation of Chase USA as Servicer, Account Owner and Administrator under the Transfer and Servicing Agreement and the other Transaction Documents as of the Effective Time and accepts the benefit of all rights granted to the Servicer, Account Owner and Administrator thereunder.

Section 3. Representations of JPMCB. JPMCB represents to the Transferor, the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Collateral Agent as follows:

(a) Organization and Good Standing. It is a national banking association, duly organized and validly existing in good standing under the laws of the United States of America and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are at present owned and such business is at present conducted, and to execute, deliver and perform its obligations under this Agreement.

(b) Due Qualification. It is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to it required under federal law.

(c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by it by all necessary corporate action on its part and this Agreement will remain, from the time of its execution, its official record.

(d) No Conflict. Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or any of its properties are bound.

(e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement will not conflict with or violate any Requirements of Law applicable to it.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best if its knowledge, threatened against it before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect the performance of its obligations under this Agreement or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

(g) Eligible Servicer. Upon the effectiveness of the Merger, JPMCB shall satisfy the requirements of clauses (a), (b), (d) and (e) of the definition of Eligible Servicer.

Section 4. Representations of Chase USA. As of the date of this Agreement, Chase USA represents to the Transferor, the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Collateral Agent as follows:

(a) Organization and Good Standing. It is an entity, duly organized and validly existing in good standing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power, authority and legal right to own its properties and conduct its business as such properties are at present owned and such business is at present conducted, and to execute, deliver and perform its obligations under this Agreement.

(b) Due Qualification. It is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to it required under federal law.

(c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by it by all necessary corporate action on its part and this Agreement will remain, from the time of its execution, its official record.

(d) No Conflict. Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or any of its properties are bound.

(e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement will not conflict with or violate any Requirements of Law applicable to it.

(f) No Proceedings. There are no proceedings or investigations pending or, to the best if its knowledge, threatened against it before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect the performance of its obligations under this Agreement or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

Section 5. References to Chase USA. The parties agree that, after the Effective Time, references in the Transaction Documents to the “Servicer”, “Account Owner”, and the “Administrator” shall be deemed to refer, wherever appropriate in the context, to JPMCB in its capacity as Servicer, Account Owner and Administrator.

Section 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Section 8. Amendments. The terms of this Agreement may not be amended, waived, modified or terminated except by written instrument signed by the parties hereto. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any rights consequent thereon. Prior notice of any amendments shall be provided to any Note Rating Agency.

Section 9. Further Instruments and Acts. Chase USA and JPMCB will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

Section 10. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile transmission, sent by courier, mailed by registered mail, return receipt requested or sent by electronic mail, to JPMCB, 277 Park Avenue, Floor 11, New York, New York 10172, Attention: Irene Apotovsky, Managing Director, Corporate Treasury, telephone: (212) 834-4808, fax: (212) 834-6519.

Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when received and any notice delivered by hand or transmitted by telecommunications device shall be deemed to be given when so delivered or transmitted as applicable. Each party agrees that all notices or other communications permitted or required to be given to Chase USA under the Transaction Documents shall be given to JPMCB at the address set forth above or at such other address as JPMCB may have furnished in writing to the appropriate party.

Section 11. Successor and Assigns. None of the obligations of Chase Card Funding hereunder, the obligations of the Issuing Entity hereunder, the obligations of the Indenture Trustee and Collateral Agent hereunder, the obligations of the Owner Trustee hereunder, nor the obligations of JPMCB hereunder, including any obligations assumed as a result of this Agreement, shall be assigned to any person without the prior written consent of the other parties hereto, except in accordance with the provisions of the Transaction Documents. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon successors and assigns of each of the parties hereto.

Section 12. Headings. The headings of Sections have been included herein for convenience only and should not be considered in interpreting this Agreement.

Section 13. Survival of Representations. All representations contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 14. The Indenture Trustee and Collateral Agent. The Indenture Trustee and Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by Chase USA and JPMCB.

Section 15. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company (“WTC”), not individually or personally but solely as Owner Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by WTC but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTC has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity in this Agreement and (e) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date and year first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Irene Apotovsky
Name: Irene Apotovsky
Title: Managing Director

CHASE BANK USA,
NATIONAL ASSOCIATION

By:	/s/ Douglas S. Arrigo
Name: Douglas S. Arrigo
Title: Managing Director

Acknowledged and agreed to as of the date hereof by:

CHASE CARD FUNDING LLC, as Transferor

By:	/s/ Simon Braeutigam
Name: Simon Braeutigam
Title: Chief Executive Officer

CHASE ISSUANCE TRUST, as Issuing Entity
By:	Wilmington Trust Company,
not in its individual capacity, but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

ASSIGNMENT AND ASSUMPTION AGREEMENT (TSA)

Acknowledged and agreed to as of the date hereof by:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Indenture Trustee and Collateral Agent

By:	/s/ Cheryl Zimmerman
Name: Cheryl Zimmerman
Title: Vice President

WILMINGTON TRUST COMPANY,
as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

ASSIGNMENT AND ASSUMPTION AGREEMENT (TSA)

Schedule A

ASSIGNMENTS OF RECEIVABLES IN ADDITIONAL ACCOUNTS

Assignment No. 1 of Receivables in Additional Accounts, dated as of November 29, 2002, Assignment No. 2 of Receivables in Additional Accounts, dated as of March 24, 2003, Assignment No. 3 of Receivables in Additional Accounts, dated as of August 18, 2003, Assignment No. 4 of Receivables in Additional Accounts, dated as of March 26, 2004, Assignment No. 5 of Receivables in Additional Accounts, dated as of December 17, 2004, Assignment No. 6 of Receivables in Additional Accounts, dated as of May 16, 2005, Assignment No. 7 of Receivables in Additional Accounts, dated as of August 17, 2005, Assignment No. 8 of Receivables in Additional Accounts, dated as of September 30, 2005, Assignment No. 9 of Receivables in Additional Accounts, dated as of November 10, 2005, Assignment No. 10 of Receivables in Additional Accounts, dated as of May 30, 2006, Assignment No. 11 of Receivables in Additional Accounts, dated as of August 29, 2006, Assignment No. 12 of Receivables in Additional Accounts, dated as of November 28, 2006, Assignment No. 13 of Receivables in Additional Accounts, dated as of February 26, 2007, Assignment No. 14 of Receivables in Additional Accounts, dated as of March 28, 2007, Assignment No. 15 of Receivables in Additional Accounts, dated as of June 27, 2007, Assignment No. 16 of Receivables in Additional Accounts, dated as of October 19, 2007, Assignment No. 17 of Receivables in Additional Accounts, dated as of November 15, 2007, Assignment No. 18 of Receivables in Additional Accounts, dated as of December 18, 2007, Assignment No. 19 of Receivables in Additional Accounts, dated as of January 30, 2008, Assignment No. 20 of Receivables in Additional Accounts, dated as of February 4, 2008, Assignment No. 21 of Receivables in Additional Accounts, dated as of April 11, 2008, Assignment No. 22 of Receivables in Additional Accounts, dated as of May 13, 2008, Assignment No. 23 of Receivables in Additional Accounts, dated as of August 12, 2008, Assignment No. 24 of Receivables in Additional Accounts, dated as of September 26, 2008, Assignment No. 25 of Receivables in Additional Accounts, dated as of November 3, 2008, Assignment No. 26 of Receivables in Additional Accounts, dated as of February 10, 2009, Assignment No. 27 of Receivables in Additional Accounts, dated as of April 16, 2009, Assignment No. 28 of Receivables in Additional Accounts, dated as of May 8, 2009, Assignment No. 29 of Receivables in Additional Accounts, dated as of June 8, 2009, Assignment No. 30 of Receivables in Additional Accounts, dated as of July 21, 2009, Assignment No. 31 of Receivables in Additional Accounts, dated as of August 17, 2009, Assignment No. 32 of Receivables in Additional Accounts, dated as of September 17, 2009, Assignment No. 33 of Receivables in Additional Accounts, dated as of October 15, 2009, Assignment No. 34 of Receivables in Additional Accounts, dated as of November 2, 2009, Assignment No. 35 of Receivables in Additional Accounts, dated as of October 31, 2012, Assignment No. 36 of Receivables in Additional Accounts, dated as of August 4, 2014, Assignment No. 37 of Receivables in Additional Accounts, dated as of March 31, 2015, and Assignment No. 1 of Additional Collateral Certificates, dated as of October 20, 2004, each between Chase Bank USA, National Association and the Chase Issuance Trust (the “Issuing Entity”), Assignment No. 38 of Receivables in Additional Accounts, dated as of August 3, 2016, and Assignment No. 39 of Receivables in Additional Accounts, dated as of September 6, 2016, each between Chase Card Funding LLC and the Issuing Entity.

Schedule B

REASSIGNMENTS OF RECEIVABLES IN REMOVED ACCOUNTS

Reassignment No. 1 of Receivables in Removed Accounts, dated as of June 26, 2003, Reassignment No. 2 of Receivables in Removed Accounts, dated as of May 1, 2005, Reassignment No. 3 of Receivables in Removed Accounts, dated as of October 10, 2007, Reassignment No. 4 of Receivables in Removed Accounts, dated as of March 15, 2010, Reassignment No. 5 of Receivables in Removed Accounts, dated as of August 4, 2010, Reassignment No. 6 of Receivables in Removed Accounts, dated as of August 30, 2010, Reassignment No. 7 of Receivables in Removed Accounts, dated as of October 28, 2010, Reassignment No. 8 of Receivables in Removed Accounts, dated as of January 28, 2011, Reassignment No. 9 of Receivables in Removed Accounts, dated as of April 27, 2011, Reassignment No. 10 of Receivables in Removed Accounts, dated as of May 4, 2011, Reassignment No. 11 of Receivables in Removed Accounts, dated as of May 7, 2012, Reassignment No. 12 of Receivables in Removed Accounts, dated as of September 28, 2012, Reassignment No. 13 of Receivables in Removed Accounts, dated as of June 11, 2014, Reassignment No. 14 of Receivables in Removed Accounts, dated as of September 22, 2014, and Reassignment No. 15 of Receivables in Removed Accounts, dated as of March 31, 2015, each between Chase Bank USA, National Association and the Chase Issuance Trust (the “Issuing Entity”), and Reassignment No. 16 of Receivables in Removed Accounts, dated as of February 14, 2016, and Reassignment No. 17 of Receivables in Removed Accounts, dated as of February 12, 2018, each between Chase Card Funding LLC and the Issuing Entity.

Annex A

OTHER TRANSACTION DOCUMENTS

1.

Receivables Purchase Agreement, dated as of January 20, 2016, between Chase Bank USA, National Association (“Chase USA”) and Chase Card Funding LLC (“Chase Card Funding”), as supplemented by Assignment No. 1 of Receivables in Additional Accounts, dated as of August 3, 2016, and Assignment No. 2 of Receivables in Additional Accounts, dated as of September 6, 2016, Reassignment No. 1 of Receivables in Removed Accounts, dated as of February 14, 2016, and Reassignment No. 2 of Receivables in Removed Accounts, dated as of February 12, 2018, each between Chase USA and Chase Card Funding.

2.

Fourth Amended and Restated Indenture, dated as of January 20, 2016, between the Chase Issuance Trust, as issuing entity (the “Issuing Entity”) and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (the “Indenture Trustee”).

3.

Third Amended and Restated Asset Pool One Supplement, dated as of January 20, 2016, among the Issuing Entity, the Indenture Trustee, Wells Fargo, as collateral agent (the “Collateral Agent”), as supplemented by Assignment No. 1 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 29, 2002, Assignment No. 2 of Receivables in Additional Accounts Included in Asset Pool One, dated as of March 24, 2003, Assignment No. 3 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 18, 2003, Assignment No. 4 of Receivables in Additional Accounts Included in Asset Pool One, dated as of March 26, 2004, Assignment No. 5 of Receivables in Additional Accounts Included in Asset Pool One, dated as of December 17, 2004, Assignment No. 6 of Receivables in Additional Accounts Included in Asset Pool One, dated as of May 16, 2005, Assignment No. 7 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 17, 2005, Assignment No. 8 of Receivables in Additional Accounts Included in Asset Pool One, dated as of September 30, 2005, Assignment No. 9 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 10, 2005, Assignment No. 10 of Receivables in Additional Accounts Included in Asset Pool One, dated as of May 30, 2006, Assignment No. 11 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 29, 2006, Assignment No. 12 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 28, 2006, Assignment No. 13 of Receivables in Additional Accounts Included in Asset Pool One, dated as of February 26, 2007, Assignment No. 14 of Receivables in Additional Accounts Included in Asset Pool One, dated as of March 28, 2007, Assignment No. 15 of Receivables in Additional Accounts Included in Asset Pool One, dated as of June 27, 2007, Assignment No. 16 of Receivables in Additional Accounts Included in Asset Pool One, dated as of October 19, 2007, Assignment No. 17 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 15, 2007, Assignment No. 18 of Receivables in Additional Accounts Included in Asset Pool One, dated as of December 18, 2007, Assignment No. 19 of Receivables in Additional Accounts Included in Asset Pool One, dated as of January 30, 2008, Assignment No. 20 of Receivables in Additional Accounts Included in Asset Pool One, dated as of February 4, 2008, Assignment No. 21 of Receivables in

Additional Accounts Included in Asset Pool One, dated as of April 11, 2008, Assignment No. 22 of Receivables in Additional Accounts Included in Asset Pool One, dated as of May 13, 2008, Assignment No. 23 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 12, 2008, Assignment No. 24 of Receivables in Additional Accounts Included in Asset Pool One, dated as of September 26, 2008, Assignment No. 25 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 3, 2008, Assignment No. 26 of Receivables in Additional Accounts Included in Asset Pool One, dated as of February 10, 2009, Assignment No. 27 of Receivables in Additional Accounts Included in Asset Pool One, dated as of April 16, 2009, Assignment No. 28 of Receivables in Additional Accounts Included in Asset Pool One, dated as of May 8, 2009, Assignment No. 29 of Receivables in Additional Accounts Included in Asset Pool One, dated as of June 8, 2009, Assignment No. 30 of Receivables in Additional Accounts Included in Asset Pool One, dated as of July 21, 2009, Assignment No. 31 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 17, 2009, Assignment No. 32 of Receivables in Additional Accounts Included in Asset Pool One, dated as of September 17, 2009, Assignment No. 33 of Receivables in Additional Accounts Included in Asset Pool One, dated as of October 15, 2009, Assignment No. 34 of Receivables in Additional Accounts Included in Asset Pool One, dated as of November 2, 2009, Assignment No. 35 of Receivables in Additional Accounts Included in Asset Pool One, dated as of October 31, 2012, Assignment No. 36 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 4, 2014, Assignment No. 37 of Receivables in Additional Accounts Included in Asset Pool One, dated as of March 31, 2015, Assignment No. 38 of Receivables in Additional Accounts Included in Asset Pool One, dated as of August 3, 2016, Assignment No. 39 of Receivables in Additional Accounts Included in Asset Pool One, dated as of September 6, 2016, and Assignment No. 1 of an Additional Collateral Certificates included in Asset Pool One, dated as of October 20, 2004, each between the Issuing Entity and the Collateral Agent, Reassignment No. 1 of Receivables in Removed Asset Pool One Accounts, dated as of June 26, 2003, Reassignment No. 2 of Receivables in Removed Asset Pool One Accounts, dated as of May 1, 2005, Reassignment No. 3 of Receivables in Removed Asset Pool One Accounts, dated as of October 10, 2007, Reassignment No. 4 of Receivables in Removed Asset Pool One Accounts, dated as of March 15, 2010, Reassignment No. 5 of Receivables in Removed Asset Pool One Accounts, dated as of August 4, 2010, Reassignment No. 6 of Receivables in Removed Asset Pool One Accounts, dated as of August 30, 2010, Reassignment No. 7 of Receivables in Removed Asset Pool One Accounts, dated as of October 28, 2010, Reassignment No. 8 of Receivables in Removed Asset Pool One Accounts, dated as of January 28, 2011, Reassignment No. 9 of Receivables in Removed Asset Pool One Accounts, dated as of April 27, 2011, Reassignment No. 10 of Receivables in Removed Asset Pool One Accounts, dated as of May 4, 2011, Reassignment No. 11 of Receivables in Removed Asset Pool One Accounts, dated as of May 7, 2012, Reassignment No. 12 of Receivables in Removed Asset Pool One Accounts, dated as of September 28, 2012, Reassignment No. 13 of Receivables in Removed Asset Pool One Accounts, dated as of June 11, 2014, Reassignment No. 14 of Receivables in Removed Asset Pool One Accounts, dated as of September 22, 2014, Reassignment No. 15 of Receivables in Removed Asset Pool One Accounts, dated as of March 31, 2015, Reassignment No. 16 of Receivables in Removed Asset Pool One Accounts, dated as of February 14, 2016, and Reassignment No. 17 of Receivables in Removed Asset Pool One Accounts, dated as of February 12, 2018, each between the Issuing Entity and the Collateral Agent.

A-2

4.	Second Amended and Restated CHASEseries Indenture Supplement, dated as of January 20, 2016, among the Issuing Entity, the Indenture Trustee and the Collateral Agent.

5.

Fourth Amended and Restated Trust Agreement of Chase Issuance Trust, dated as of January 20, 2016, between Chase Card Funding and Wilmington Trust Company, a Delaware banking corporation, as owner trustee.

6.	Second Amended and Restated Limited Liability Company Agreement of Chase Card Funding, dated as of January 20, 2016.

7.	Amended and Restated Asset Representations Review Agreement, dated as of April 29, 2016, between Chase USA, as sponsor and as servicer, and FTI Consulting, Inc., as the asset representations reviewer.

8.	Assignment and Assumption Agreement, dated as of January 20, 2016, between Chase USA and Chase Card Funding.

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